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                                                                       EXHIBIT 5

                                                  ------------------------------
                                                      For Broker/Dealer Use Only

                                                    Networking No.
                                                                   -------------
                                                    Annuity No. (If established)

                                                    ----------------------------

                                                  ------------------------------
[LOGO] Prudential
VARIABLE ANNUITY APPLICATION FORM

Not for use in NY.

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Variable Annuities are issued by Prudential Annuities Life Assurance Corporation ("PALAC") and are distributed by Prudential
Annuities Distributors, Inc., both located at One Corporate Drive, Shelton, CT 06484. Both are Prudential Financial companies. Each company is solely responsible for its own financial condition and contractual obligations. Prudential Financial, the Rock Logo, and the Rock Prudential Logo are registered service marks of the Prudential Insurance Company of America, Newark, NJ, and its
affiliates. For Raymond James Use Only.

     Annuity Service Center                 Regular Mail Delivery        Overnight Service, Certified or
     1-800-752-6342                         Annuity Service Center       Registered Mail Delivery
     8:00AM-7:00PM ET, Monday-Thursday      P.O. Box 7960                Prudential Annuity Service Center
     8:00AM-6:00PM ET, Friday               Philadelphia, PA 19176       2101 Welsh Road
     www.prudentialannuities.com                                         Dresher, PA 19025
====================================================================================================================================

Product                          [_] AS CORNERSTONE   [_] ASL II   [_] XTRA CREDIT SIX
(A product must be selected)
                                 ===================================================================================================

                                 1. OWNERSHIP INFORMATION

                                 A. Type of Ownership

                                 [_] Individual   [_] Corporation   [_] Custodian   [_] UTMA/UGMA   [_] Other
                                                                                                              ----------------------

If the Owner is a Trust,         Trust:   [_] Revocable   [_] Irrevocable   Trust Date
check appropriate box                                                                  ------------------------
and provide Trust date.                                                                   (Month / Day / Year)

If Other is checked, a           Entity/Trust Ownership Only (Non-natural person), check one of the four boxes below.
Certificate of Entity
Form must be completed           [_]  This is a tax exempt entity as described under sections 501(c) (Charitable Organizations
and returned with this                /Foundations) or 401(a) (Qualified Pension Plan Trusts) of the Internal Revenue Code.
application. We will
provide annual tax               [_]  This is a Grantor Trust for federal income tax purposes that meets IRC Sections 671-679.
reporting for the
increasing value of the               Name of Grantor
Annuity. Charitable Trusts                            ------------------------------------------------------------------------------
(including Charitable
Remainder Trusts),                    Grantor's Social Security Number                       Grantor's Date of Birth
Corporations, LLC's and                                                -------------------                            --------------
partnerships must check
this box.                        [_]  Trust acting as agent for an individual under IRS Code 72(u)

                                 [_]  Other (Please specify)
                                                             -----------------------------------------------------------------------

For an UTMA/UGMA                 B. Owner
use: Name of Custodian
C/F Name of Minor,               [_] Mr.   [_] Mrs.   [_] Ms.
State UTMA, e.g.,
"John Doe C/F John               Name (First, Middle, Last Name)
Doe, Jr., CT UTMA."
Provide the Minor's              ---------------------------------------------------------------------------------------------------
Social Security Number.
                                 Social Security/Tax I.D. Number   Date of Birth            Gender
                                                                                            [_] M   [_] F
                                 -------------------------------   ----------------------
                                                                    (Month / Day / Year)

If Owner is a                    [_] U.S. Citizen   [_] Resident Alien                      [_] Non-Resident Alien
Non-Resident Alien,
submit IRS Form                                     Citizen of                              Citizen of
W-8(BEN, ECI,                                                  --------------------------              -----------------------------
EXP or IMY).
                                 Address

                                 Street Address

                                 ---------------------------------------------------------------------------------------------------

                                 City                                                       State      ZIP Code
                                                                                                                       -
                                 --------------------------------------------------------   --------   ----------------  -----------

                                 Telephone Number                  E-mail Address (Required for e-Document service)

                                 -------------------------------   -----------------------------------------------------------------

For Faster Delivery              [_] e-Documents: If checked, I consent to accept documents for my variable Annuity electronically.
                                     E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

                                     I understand that I will receive documents including statements, confirmations, prospectuses and reports electronically until I notify PALAC that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there is no fee charged for paper copies, and I may be charged fees by other parties in connection with using the
                                     e-Document service such as on-line charges.

RJ-VAA(10/08)
====================================================================================================================================
                                                                                                            ORD 201772   Page 1 of 8
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                                 ===================================================================================================

                                 1. OWNERSHIP INFORMATION (continued)

Not available for                C. Co-Owner
Trust or Corporate
Owned Annuities or               [_] Check here to designate the Co-Owners as each other's Primary Beneficiary.
Qualified Annuities.
Also not available if            [_] Mr.   [_] Mrs.   [_] Ms.
any Highest Daily
Lifetime Seven or                Name (First, Middle, Last Name)
Lifetime Five living
benefits are elected             ---------------------------------------------------------------------------------------------------
in Section 3D below.
                                 Relationship to Owner

                                 ---------------------------------------------------------------------------------------------------

                                 Social Security/Tax I.D. Number         Date of Birth           Gender
                                                                                                 [_] M   [_] F
                                 -------------------------------------   ---------------------
                                                                         (Month / Day / Year)

If Co-Owner is a                 [_] U.S. Citizen   [_] Resident Alien                      [_] Non-Resident Alien
Non-Resident Alien,
submit IRS Form                                     Citizen of                              Citizen of
W-8(BEN, ECI,                                                  --------------------------              -----------------------------
EXP or IMY).
                                 Address

Leave address blank              Street Address
if it is the same as
the Owner.                       ---------------------------------------------------------------------------------------------------

                                 City                                                       State      ZIP Code
                                                                                                                       -
                                 --------------------------------------------------------   --------   ----------------  -----------
Complete this section
only if the Annuitant            Telephone Number
is not the Owner. Do
not use for IRAs.                -----------------------------------------------

If the Owner is an               D. Annuitant
individual and is
electing any Highest             [_] Mr.   [_] Mrs.   [_] Ms.
Daily Lifetime Seven
or Lifetime Five living          Name (First, Middle, Last Name)
benefits in Section
3D below, do not complete        ---------------------------------------------------------------------------------------------------
this section, as the
Annuitant must be                Social Security/Tax I.D. Number         Date of Birth           Gender
the same person as                                                                               [_] M   [_] F
the Owner.                       -------------------------------------   ---------------------
                                                                         (Month / Day / Year)
For an UTMA/UGMA,
enter the Minor's                [_] U.S. Citizen   [_] Resident Alien                 [_] Non-Resident Alien
information here.
                                                     Citizen of                              Citizen of
If Annuitant is a                                               --------------------------              ----------------------------
Non-Resident Alien,
submit IRS Form                  Address
W-8(BEN, ECI,
EXP or IMY).                     Street Address

                                 ---------------------------------------------------------------------------------------------------

                                 City                                                       State      ZIP Code
                                                                                                                       -
                                 --------------------------------------------------------   --------   ----------------  -----------

                                 Telephone Number

                                 -----------------------------------------------

RJ-VAA(10/08)
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                                                                                                            ORD 201772   Page 2 of 8
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                                 ===================================================================================================

                                 2. BENEFICIARY INFORMATION

Indicate classifications         A. Beneficiary
of each Beneficiary.
Percentage of benefit            If the Co-Owners have been chosen as each other's Primary Beneficiary, then only Contingent
for all Primary                  Beneficiaries may be designated below.
Beneficiaries must
total 100%.                      [_] Primary   [_] Contingent                                                  Percentage of Benefit
                                                                                                                         %
Percentage of benefit                                                                                          ----------
for all Contingent
Beneficiaries must               Name (First, Middle, Last Name)
total 100%.
                                 ---------------------------------------------------------------------------------------------------
Use Section 6 of this
Application to list              Relationship to Owner
additional Beneficiaries. All
required information             ---------------------------------------------------------------------------------------------------
must be supplied.
                                 Social Security/Tax I.D. Number         Date of Birth           Gender
..    For Custodial IRA                                                                           [_] M   [_] F
     accounts, the Custodian     -------------------------------------   ---------------------
     must be listed as the                                               (Month / Day / Year)
     Beneficiary.
                                 If Beneficiary is a non-natural person, please indicate:
..    For Qualified accounts
     (Profit Sharing Plan,       [_] Corporation   [_] Charity   [_] Revocable Trust   [_] Irrevocable Trust
     401(k), etc.) other than
     an IRA or SEP/IRA, the      Trust Date
     Plan must be listed as                 ---------------------------
     the Beneficiary.                           (Month / Day / Year)

..    On an UTMA or UGMA
     account, the Minor's        B. Beneficiary
     estate must be the sole
     Primary Beneficiary. A      [_] Primary   [_] Contingent                                                  Percentage of Benefit
     Contingent Beneficiary is                                                                                           %
     not allowed on an UTMA or                                                                                 ----------
     UGMA.
                                 Name (First, Middle, Last Name)

                                 ---------------------------------------------------------------------------------------------------

                                 Relationship to Owner

                                 ---------------------------------------------------------------------------------------------------

                                 Social Security/Tax I.D. Number         Date of Birth           Gender
                                                                                                 [_] M   [_] F
                                 -------------------------------------   ---------------------
                                                                         (Month / Day / Year)

                                 C. Beneficiary

                                 [_] Primary   [_] Contingent                                                  Percentage of Benefit
                                                                                                                         %
                                                                                                               ----------

                                 Name (First, Middle, Last Name)

                                 ---------------------------------------------------------------------------------------------------

                                 Relationship to Owner

                                 ---------------------------------------------------------------------------------------------------

                                 Social Security/Tax I.D. Number         Date of Birth           Gender
                                                                                                 [_] M   [_] F
                                 -------------------------------------   ---------------------
                                                                         (Month / Day / Year)

RJ-VAA(10/08)
====================================================================================================================================
                                                                                                            ORD 201772   Page 3 of 8
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                                 ===================================================================================================

                                 3. ANNUITY INFORMATION

Required                         A. Existing Annuity or Life Insurance Coverage

If yes, a State                  1. Do you have any existing Annuity or Life Insurance contracts?
Replacement Form
is required for NAIC                [_] Yes   [_] No
model regulation states.
                                 2. Will the Annuity being applied for replace (in whole or in part) one or more existing Annuity or
                                    Life Insurance contracts?

                                    If yes, complete the following and submit a State Replacement Form, if required.

                                    [_] Yes   [_] No

Use Section 6 of this            Company Name
Application to specify
additional coverage.             ---------------------------------------------------------------------------------------------------

                                 Policy or Annuity Number                          Year Issued

                                 -----------------------------------------------   -------------------------

Required                         B. Purchase Payment

Make all checks payable to       [_] Purchase Payment enclosed with Application Form. $  ,    ,   .
Prudential Annuities Life                                                              --  --- --- --
Assurance Corporation.
                                 [_] This Annuity will be funded by a 1035 Exchange, a Tax Qualified Transfer/Rollover, a CD
Purchase Payment                     Transfer or Mutual Fund Redemption.
amounts may be
restricted by PALAC;                 Estimated Purchase Payment amount $  ,    ,   .
please see your                                                         --  --- --- --
Prospectus.                      Source of Funds

                                 [_] Non-Qualified   [_] Non-Qualified 1035 Exchange   [_] IRA Rollover

                                 [_] IRA Transfer    [_] Direct Rollover               [_] Other
                                                                                                 ----------------------

                                 C. Type of Plan Being Requested

                                 [_] Non-Qualified   Qualified IRAs:   [_] IRA   [_] Roth IRA   [_] SEP/IRA   [_] Roth Conversion

                                                                       New Roth or IRA contribution for tax year
                                                                                                                 -------------------

                                                     Qualified Plans:  [_] 403(b)   [_] 401

                                 IMPORTANT: If type of plan being requested is a 403(b) the following information is required:

                                 Employer Plan Number (if available):              Employer Plan Phone Number:

                                 -----------------------------------------------   -------------------------------------------------

                                 Employer Plan Name:

                                 ---------------------------------------------------------------------------------------------------

                                 Employer Plan Address:
                                                                                                                   --
                                 ---------------------------------------------------- ------ ----------------------  ---------------

                                 Employer Plan Contact Name:

                                 ---------------------------------------------------------------------------------------------------

RJ-VAA(10/08)
====================================================================================================================================
                                                                                                            ORD 201772   Page 4 of 8
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                                 ===================================================================================================

                                 3.  ANNUITY INFORMATION (continued)

Riders may not be                D. Optional Riders
available in all states
or may vary. If elected,         1. Living Benefits
additional charges and
investment restrictions          (ONLY ONE may be chosen.)
may apply. Please
see the Prospectus               [_] Lifetime Five
for details.
                                 [_] Lifetime Five with Automatic Step-up
Combination restrictions             -----------------------------------------------------------------------------------------------
may apply. Please see
the Prospectus for               [_] Spousal Lifetime Five/1/
full details.
                                 [_] Spousal Lifetime Five with Automatic Step-up/1/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Highest Daily Lifetime Seven/2/

                                 [_] Spousal Highest Daily Lifetime Seven/1/

                                 [_] Highest Daily Lifetime Seven with Beneficiary Income Option/1/

                                 [_] Spousal Highest Daily Lifetime Seven with Beneficiary Income Option/1/

                                 [_] Highest Daily Lifetime Seven with Lifetime Income Accelerator/l/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Guaranteed Return Option Plus (GRO Plus)/2/

                                 [_] Guaranteed Return Option Plus (GRO Plus) with Automatic Step Up/2/

                                 [_] Highest Daily Guaranteed Return Option (HDGRO)/2/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Guaranteed Minimum Income Benefit (GMIB)/3,4/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Guaranteed Minimum Withdrawal Benefit (GMWB)/4/
                                     -----------------------------------------------------------------------------------------------

                                 2.  Death Benefits

                                 (ONLY ONE may be chosen, with the exception of EBPII, which can be combined with either the HAV or
                                 HDV optional death benefit. Optional Death Benefits can only be elected at issue of new contract.)

                                 [_] Highest Daily Value (HDV)/3,4/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Combination 5% Roll-up and Highest Anniversary Value/3,4/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Highest Anniversary Value/4/
                                     -----------------------------------------------------------------------------------------------

                                 [_] Enhanced Beneficiary Protection II (EBPII)/4/
                                     -----------------------------------------------------------------------------------------------

                                 /l/ Cannot be elected with any Optional Death Benefit.

                                 /2/ Cannot be elected with the Optional HDV Death Benefit.

                                 /3/ Benefit cannot be terminated once elected.

                                 /4/ Benefit can only be elected at issue of a new contract.

                                 E. Investment Selection

                                 An Allocation Instruction Form must be completed and submitted with this Application.

                                 ===================================================================================================

                                 4.  OPTIONAL ADMINISTRATIVE PROGRAMS

                                 The following optional programs are available:

                                 To enroll in any of these programs, check the appropriate box and submit the Optional
                                 Administrative Program Form.

                                 [_] Balanced Investment Program

                                 [_] Automatic Rebalancing

                                 [_] Dollar Cost Averaging (DCA)

                                 [_] To enroll in Systematic Withdrawals, check here and submit the Systematic Withdrawal
                                     Enrollment Form.

                                 [_] To enroll in Systematic Investment, check here and submit the Systematic Investment
                                     Enrollment Form.

If not checked, we will          ===================================================================================================
assume your answer is
"Yes" (except in Utah,           5.  FINANCIAL PROFESSIONAL AUTHORIZATION
where we will assume
your answer is "No")             DO YOU AUTHORIZE your Financial Professional to perform any of the designated activities below?
and you consent to all
designated activities.           [_] Yes   [_] No
For definitions, see
Definitions and                  Please indicate what designated activities you authorize your Financial Professional to have.
Disclosures.
                                 [_] Receive Account Information   [_] Perform Account Maintenance   [_] Provide Investment
                                                                                                         /Allocation Instructions

RJ-VAA(10/08)
====================================================================================================================================
                                                                                                            ORD 201772   Page 5 of 8
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                                 ===================================================================================================

If needed for:                   6. ADDITIONAL INFORMATION

..    Annuity Replacement         ---------------------------------------------------------------------------------------------------

..    Beneficiaries               ---------------------------------------------------------------------------------------------------

..    Contingent Annuitant        ---------------------------------------------------------------------------------------------------

..    Co-Owner                    ---------------------------------------------------------------------------------------------------

..    Entity Authorized           ---------------------------------------------------------------------------------------------------
     Individuals
                                 ---------------------------------------------------------------------------------------------------
..    Special Instructions
                                 ===================================================================================================

                                 7. NOTICES

                                 A. State Notices

                                 FOR ANY ANNUITY ISSUED UNDER A GROUP CONTRACT: The Owner of the group contract is the Prudential
                                 Annuities Insurance Trust, an out-of-state, discretionary trust under the regulation of Illinois law.

                                 ARIZONA: Upon written request an insurer is required to provide, within a reasonable time, factual information regarding the benefits and provisions of the annuity contract to the contract owner.

                                 If for any reason you are not satisfied with this contract, you may return it to us within 10 days
                                 (or 30 days for applicants 65 or older) of the date you receive it. All you have to do is take it or mail it to one of our offices or to the representative who sold it to you, and it will be canceled from the beginning. If this is not a variable contract, any monies paid will be returned promptly. If this is a variable contract, any monies paid will be returned promptly after being adjusted according to state law.

                                 COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company.
                                 Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of
                                 Regulatory Agencies.

                                 CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                                 FLORIDA: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

                                 MINNESOTA: This policy or contract is not protected by the Minnesota Life and Health Insurance
                                 Guarantee Association or the Minnesota Insurance Guarantee Association. In the case of insolvency, payment of claims is not guaranteed. Only the assets of the insurer will be available to pay your claim.

                                 NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                                 NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

North Carolina                   NORTH CAROLINA:
residents must respond
to these questions.              1. Did you receive a prospectus for this Annuity? [_] Yes   [_] No

                                 2. Do you believe the Annuity meets your financial objectives and anticipated future financial
                                 needs? [_] Yes   [_] No

                                 OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                                 PENNSYLVANIA and KANSAS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                                 VIRGINIA: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

                                 WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

                                 ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

RJ-VAA(10/08)
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                                                                                                           ORD 201772    Page 6 of 8
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                                 8. SIGNATURES

                                 A. Agreement

For individual                   I represent to the best of my knowledge and belief that the statements made in this application are
applicants, continue             true and complete. I have received either a paper copy of the prospectus for this Annuity or a
to number 2 below.               sales kit for this Annuity with the prospectus on compact disk (the "CD Prospectus"). I understand that by accepting the CD Prospectus, I acknowledge that I have access to a personal computer or similar device, and have the ability to read the CD Prospectus using that technology. I understand that I have the right to revoke my consent to receiving the CD Prospectus, and that I am free to obtain a paper copy of the Annuity prospectus at any time, and at no cost to me, by calling
                                 1-800-752-6342.

                                 1.   For entity owned Applications: In addition to the statements below, the entity's authorized individuals further certify that:

For Entity Owned                 A)   Authorized individuals are signing on behalf of the entity purchasing this Annuity and are
Application, check                    authorized and empowered by the entity to [_] independently or [_] collectively enter into
appropriate box.                      contracts and financial transactions including but not limited to the purchase of this
                                      Annuity, make any subsequent withdrawals or surrenders and to exercise all ownership rights under the Annuity in the entity's name; and

                                 B)   That the entity is duly organized and existing and in compliance with all laws and regulations; and

                                 C)   The entity will notify PALAC in writing of a change in or revocations of authorized individuals to act with respect to the Annuity and any changes in the entity's status which would cause any of the statements in this application to be incorrect or incomplete; and

                                 D)   Authorized individuals understand that the Annuity may be subject to tax treatment different from that of individually owned tax-deferred Annuities, that as a result the increases in the
                                      Annuity value during any Annuity year may be treated as ordinary income received and accrued by the Annuity Owner during that year end, if the entity deemed it necessary, it has consulted an independent tax and/or legal advisor for more information; and

                                 E)   The authorized individuals and the entity agree to indemnify PALAC, its affiliates and representatives for any and all damages, losses, claims, causes of action or other liability of any kind that may be asserted now or in the future arising out of or related to any acts or omissions taken by PALAC upon my instructions and in reliance upon our representations to
                                      PALAC in connection with the Annuity owned by the entity.

PALAC reserves the                    If not previously specified that each authorized individual may act independently, we will
right to require additional           require all authorized individuals' signatures to process transactions on the Annuity. If
corporate documents.                  additional space is required for the names and signatures of authorized individuals, please attach a separate page.

                                 2.   I understand that if I have purchased another Non-Qualified Annuity from PALAC or an affiliated company this calendar year that they will be considered as one Annuity for tax purposes.

                                 Annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount;

                                 This variable Annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs.

                                 e-Documents: If checked in Section 1B and e-mail address is supplied, I consent to viewing documents pertaining to all accounts electronically. I understand that I will no longer receive paper documents until I specifically revoke this consent.

Required                         State where signed:             (Required. If application is signed in a state other than the
                                                     ---------   Owner's state of residence, a Contract Situs Form may be required.)

                                 Owner's Tax Certification (Substitute W-9)

                                 Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

                                 [_]  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

For definitions, see             The Internal Revenue Service does not require your consent to any provision of this document other
Definitions and Disclosures.     than the certifications required to avoid backup withholding.

Sign Here                        Owner:     X                                   Date:
                                            ---------------------------------         ------------------------------
                                                                                           (Month / Day / Year)
Sign Here                        Co-Owner:  X                                   Date:
                                            ---------------------------------         ------------------------------
                                                                                           (Month / Day / Year)
Sign Here                        Annuitant: X                                   Date:
                                            ---------------------------------         ------------------------------
                                 (If different                                             (Month / Day / Year)
                                 from Owner)

RJ-VAA(10/08)
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                                                                                                            ORD 201772   Page 7 of 8
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                                 9. FINANCIAL PROFESSIONAL INFORMATION

                                 A. Financial Professional

                                 Financial Professional Name (First, Middle, Last Name)

                                 ---------------------------------------------------------------------------------------------------

                                 Financial Professional ID Number

                                 ---------------------------------------------------------------------------------------------------

                                 Telephone Number                               e-mail

                                 --------------------------------------------   ----------------------------------------------------

                                 ID/Florida License Number (If Applicable)                                             Percent

                                 --------------------------------------------                                          -------------

                                 B. Financial Professional

                                 Financial Professional Name (First, Middle, Last Name)

                                 ---------------------------------------------------------------------------------------------------

                                 Financial Professional ID Number

                                 ---------------------------------------------------------------------------------------------------

                                 Telephone Number                               e-mail

                                 --------------------------------------------   ----------------------------------------------------

                                 ID/Florida License Number (If Applicable)                                             Percent

                                 --------------------------------------------                                          -------------

                                 C. Broker/Dealer

                                 Broker/Dealer Name

                                 RAYMOND JAMES
                                 ---------------------------------------------------------------------------------------------------

Required                         D. Required Questions

                                 1.   Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?

                                      [_] Yes   [_] No

                                 2.   Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?

                                      [_] Yes   [_] No

                                 Financial Professional (FP) Statement

                                 I am authorized and/or appointed to sell this Variable Annuity. I have fully discussed and explained the Variable Annuity features and charges to the Owner, including restrictions. I believe this Variable Annuity is suitable given the Owner's investment time horizon, goals and objectives.
                                 I represent that: a) I have delivered current applicable prospectuses and any supplements for the variable Annuity (which includes summary descriptions of the underlying investment options); b)
                                 have used only current PALAC approved sales material; and c) have left copies of the following sales material with the applicant:

                                      [_] Brochure               [_] Optional Benefits Brochure      [_] Special Rate Brochure

Copies of any                         [_] Illustrations          [_] Other company approved material
Illustrations used must                                                                              -------------------------------
accompany the application.
                                      I acknowledge that PALAC will rely on this statement.

Sign Here                        FP Signature: X                                Date:
                                               ------------------------------         ------------------------------
                                                                                           (Month / Day / Year)

Sign Here                        FP Signature: X                                Date:
                                               ------------------------------         ------------------------------
                                                                                           (Month / Day / Year)

RJ-VAA(10/08)
====================================================================================================================================
                                                                                                            ORD 201772   Page 8 of 8

====================================================================================================================================

Please Select                    For Financial Professional Use Only. Please contact your home office with any questions.

                                 [_] Option A   [_] Option B   [_] Option Double B   [_] Option C
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================================================================================

DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or Annuity for explanations of any of the terms used, or contact PALAC with any questions.

ANNUITY COMMENCEMENT DATE

The Annuity Date will be the first day of the month coinciding with or next following the later of the 95th birthday of the oldest Owner, Co-Owner or Primary Annuitant, and the 5th Anniversary of the Issue Date. If you would like to elect an earlier Annuity Date, you may do so once the contract is issued by completing an Annuity Change Form.

AUTHORIZATION

In Section 5, you may grant or deny your Financial Professional access to your Annuity Account Information and give that person the ability to perform the activities you have selected.

Neither PALAC nor any person authorized by PALAC will be responsible for, and agree to indemnify and hold PALAC harmless from and against, any claim, loss, taxes, penalties or any other liability or damages in connection with, or arising out of, any act or omission if we acted on an authorized individual's instructions in good faith and in reliance on this Authorization.

The designated activities are defined as follows:

1. RECEIVE ACCOUNT INFORMATION - "Account Information" includes all current and historical financial and non-financial information regarding your Annuity including, but not limited to, your Account Value, Surrender Value, Free Withdrawal Amount, and Owner, Annuitant, Beneficiary Designation, and Address-of-Record.

2. PERFORM ACCOUNT MAINTENANCE - "Account Maintenance" is currently limited to the following: changes to the Address-of-Record for the Owner(s), termination of a Systematic Investment program and termination of a Systematic Withdrawal program. Additional maintenance activities may be available in the future.

3. PROVIDE INVESTMENT/ALLOCATION INSTRUCTIONS - "Investment/Allocation Instructions" includes all activities which affect the investment of your Account Value in the Sub-Accounts available (consult your current prospectus). These activities include transfers between Sub-Accounts; changes in Standing Allocation instructions for additional Purchase Payments; initiating, terminating or making changes to allocation instructions, where applicable, for Optional Programs such as Systematic Withdrawals, Automatic Rebalancing, Dollar Cost Averaging and Fixed Option renewal.

This authorization may be revoked by calling 1-800-752-6342. Proper identification of the caller will be required to revoke this authorization.
Note: This section cannot be used for Third Party Investment Advisor authorizations.

BENEFICIARIES

..    The Owner reserves the right to change the Beneficiary unless the Owner notifies PALAC In Writing that the Beneficiary designation is irrevocable.

..    If an Attorney-in-Fact signs the enrollment, the Attorney-in-Fact may only be designated as a Beneficiary if the Power-of-Attorney instrument and the relevant state law permit it.

CHARITABLE TRUSTS

Charitable trusts are not eligible for "tax-free" exchanges under Internal Revenue Code Section 1035. Charitable Trusts are generally exempt from income tax, so in many instances there will be no tax consequences associated with this transaction. However, certain types of trusts (particularly "Net Income Charitable Remainder Unitrust" with "make up" provisions or "NIMCRUTS") may contain provisions which could trigger adverse tax consequences as a result of this transaction. Consult your tax advisor to determine if the transfer, assignment and surrender of the trust will cause adverse tax consequences for the charitable trust or its Beneficiaries.

DEATH BENEFIT

Death benefit proceeds are payable in equal shares to the surviving Beneficiaries in the appropriate Beneficiary class unless you request otherwise.

The death benefit under PALAC Annuities becomes payable to the designated Beneficiary (eg.) upon first death of any Owner. For Entity-Owned Annuities, the death benefit is paid upon the death of the Annuitant unless a Contingent Annuitant has been named.

e-DOCUMENTS

If the e-Documents service is elected, the Owner(s) will not receive paper documents, unless paper documents are specifically requested. You must include the e-mail address of the Owner(s) who will be notified by e-mail when documents are available for viewing on the PALAC Web site. You may update your subscription information, change your e-mail address, and revoke consent or obtain a paper copy of any document by contacting PALAC Customer Service at 1-800-752-6342 or by e-mail at service@prudential.com. The availability of certain e-Documents may be subject to change. PALAC will notify you regarding changes to the types of documents offered electronically for viewing.

Consent will be withdrawn upon due proof of your death if all of your accounts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

IRS CODE 72(u)

Section of the Internal Revenue Code that provides that if an Annuity contract is owned by an entity which is not natural person, then that contract is generally not eligible for the benefit of tax deferral afforded to Annuity contracts and must include the increase in value in contract in income on an annual basis. An exemption is provided for an Annuity contract held by a trust or other entity which holds the Annuity contract as an agent for a natural person.

IRS CODE 501

Section of the Internal Revenue Code that generally exempts certain corporations and trusts from federal income tax. This exemption covers charitable organizations.

OWNER OF ANNUITY

The term "Owner" may be referred to as "Participant" in your Annuity. In these forms, for simplicity, the Participant is referred to as Owner.

WITHHOLDING STATEMENT

Federal and some state laws require that PALAC withhold income tax from certain cash distributions, unless the recipient requests that we not withhold. You may not opt out of withholding unless you have provided PALAC with a U.S. residence address and a Social Security Number/Taxpayer Identification Number.

If you request a distribution that is subject to withholding and do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are for us to withhold tax from such payment.

If you elect not to have tax withheld from a distribution or if the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you may wish to consult with your tax advisor.

Some states have enacted state tax withholding. Generally, however, an election out of Federal withholding is an election out of state withholding.

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